UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013 (November 5, 2013)

NTS, INC.
(formerly Xfone, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices)

806-771-5212
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Series A Bonds Rating - Background

As previously disclosed on a Current Report on Form 8-K dated December 3, 2007, NTS, Inc., f/k/a Xfone, Inc. (the “Company”) had received a rating letter from Midroog Limited, an Israeli rating company which is a subsidiary of Moody’s Investor Services (“Midroog”), assigning a rating of A3 to a bond offering in Israel in connection with the Company’s financing of its acquisition of NTS Communications, Inc. (the “Series A Bonds”).

As previously disclosed on a Current Report on Form 8-K dated February 19, 2009, Midroog’s annual monitoring report filed with the Tel Aviv Stock Exchange (the “TASE”) on February 19, 2009 reaffirmed the A3 rating of the Series A Bonds initially assigned on December 2, 2007, however, Midroog’s rating committee decided on a negative outlook on the rating of the Series A Bonds.

As previously disclosed on a Current Report on Form 8-K dated October 26, 2009, Midroog filed with the TASE a monitoring report on October 26, 2009 downgrading the rating of the Series A Bonds from A3 to Baa1, and announcing that the negative outlook on the rating remains in effect.

As previously disclosed on a Current Report on Form 8-K dated November 30, 2009, Midroog filed with the TASE a monitoring report on November 30, 2009 announcing the inclusion of the rating of the Series A Bonds in Midroog’s watch list with a negative outlook.

As previously disclosed on a Current Report on Form 8-K dated July 1, 2010, Midroog downgraded the rating of the Series A Bonds from Baa1 to Baa3, announcing that the negative outlook on the rating of the Bonds was replaced with a stable outlook, and removing the rating of the Series A Bonds from Midroog’s watch list.

As previously disclosed on a Current Report on Form 8-K dated May 12, 2011, Midroog announced that the stable outlook on the Baa3 rated Series A Bonds was replaced with a negative outlook.

As previously disclosed on a Current Report on Form 8-K dated August 6, 2012, Midroog filed with the TASE a monitoring report on August 6, 2012 downgrading the rating of the Series A Bonds from Baa3 to Ba1 and announcing that the negative outlook on the rating of the Series A Bonds is replaced with a stable outlook.

Series A Bonds Rating - Recent Development

On November 5, 2013, Midroog filed with the TASE an annual monitoring report, reaffirming the Ba1 rating of the Series A Bonds, however, Midroog’s rating committee decided on a developing outlook on the rating of the Series A Bonds in light of the recently announced merger agreement entered into with Tower Three.

The Hebrew version of the monitoring report is available on Midroog’s website at: http://www.midroog.co.il/siteFiles/13/463/5957.asp?val=420. The monitoring report will be translated to English, and the Company intends to file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission containing an English version of the report when the translation is available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS, Inc.

Date: November 5, 2013	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Chairman of the Board of Directors